SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 20, 2002

SUNTERRA CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	000-21193	95-4582157
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1781 Park Center Drive
Orlando, Florida 32835
“www.sunterra.com”
(Address of Principal Executive Offices)

407-532-1000
(Registrant’s telephone number, including area code)

Item 5.    Other Events and Regulation FD Disclosure.

See press releases dated June 20, 2002 entitled “Court Confirms Sunterra’s Plan of Reorganization” and “Sunterra Corporation Enters Into Exclusive Global Affiliation Agreement with Interval International” attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit No.	Description

99.1	Press Release dated June 20, 2002 entitled “Court Confirms Sunterra’s Plan of Reorganization”

99.2	Press Release dated June 20, 2002 entitled “Sunterra Corporation Enters Into Exclusive Global Affiliation Agreement with Interval International”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNTERRA CORPORATION (Registrant)

By:	/s/ LAWRENCE E. YOUNG
Lawrence E. Young Chief Financial Officer and Vice President

Date:    June 26, 2002

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 20, 2002 entitled “Court Confirms Sunterra’s Plan of Reorganization”

99.2	Press Release dated June 20, 2002 entitled “Sunterra Corporation Enters Into Exclusive Global Affiliation Agreement with Interval International”